United States
Securities and Exchange Commission
Washington, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2014

VR HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

333-166884 (Commission File Number)	52-2130901 (IRS Employer Identification No.)
1615 Chester Road, Chester, Maryland (principal executive offices)	21619 (Zip Code)

(443) 519-0129
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2014, John E. Baker, due to personal reasons and the press of other matters, resigned as chairman, chief financial officer, principal accounting officer, and assistant secretary of the registrant. There were no disagreements between Mr. Baker and the registrant. Although, our board of directors has adopted charters for various committees, none of the committees has been organized. However, our complete board does serve as an audit committee. Other than as a result of his board membership and serving on the audit committee of the registrant, Mr. Baker did not serve on any committee of our board of directors.

The registrant has furnished to Mr. Baker a copy of this Form 8-K before its filing. Mr. Baker has been afforded an opportunity to state whether or not he agrees or disagrees with the statements contained herein. Mr. Baker has stated that he agrees with the statements contained in this Form 8-K. An executed copy of Mr. Baker’s resignation letter is attached to this Form 8-K as an exhibit.

Likewise, on January 9, 2014, our board of directors elected Matthew A. Lapides to be chairman, chief financial officer, principal accounting officer, and assistant secretary of the registrant. On January 6, 2014, Mr. Lapides was elected as president, chief executive officer, and a director of the registrant.

The registrant and Mr. Lapides have not entered into any material plan, contract or arrangement (whether or not written) to which Mr. Lapides is a party or in which he participates. Moreover, there has been no material amendment in connection with any triggering event or any grant or award to Mr. Lapides or modification thereto, under any such plan, contract or arrangement in connection with any such event.

The members of our board of directors are subject to change from time to time by the vote of the stockholders at special or annual meetings to elect directors. Officers are elected annually by the directors. There are no family relationships among our directors and officers. However, the family of Mr. Lapides is the owner of Deohge Corp., a Maryland corporation, the controlling stockholder of the registrant, whose executive officer and director is Pamela Lapides, the step-mother of Mr. Lapides. There are no arrangements or understandings between Mr. Lapides and any other person pursuant to which he was or is to be selected as an officer or director of the registrant.

There has not been, in the past or since the beginning of the registrant’s last fiscal year, or any currently proposed transaction, between Mr. Lapides and the registrant and the amount involved exceeded $120,000, and in which Mr. Lapides had or will have a direct or indirect material interest except for the information disclosed in the 8-K filing with the SEC on January 8, 2014.. As of the date of this Form 8-K, the registrant and Mr. Lapides have not executed any compensation arrangement as a result of Mr. Lapides’ service as an officer and director of the registrant.

As stated above, our board of directors has adopted charters for various committees, none of the committees has been organized. However, our complete board does serve as an audit committee. As a result of Mr. Lapides being a member of the board of directors of the registrant, he will serve on the audit committee of the registrant.

A description of the business experience for Mr. Lapides is set forth below.

Matthew A. Lapides, age 44, was elected an officer and director of the registrant on January 6, 2014. Mr. Lapides has been an entrepreneur for nearly 25 years, with the most recent 15 years in the financial services industry. He has been involved in establishing and/or operating a range of businesses and has gained a unique expertise in resolving complex issues, reversing business trends, building a corporate culture and maximizing business and shareholder profitability. Most recently, Mr. Lapides was a founding member of an SEC Registered Investment Adviser (RIA)and engaged in providing a wide range of platform services to independent investment advisors. The platform solutions were typically composed of arranging of client custody and clearing solutions, operational services, business technology and the state and federal compliance/regulatory infrastructure required for successful financial advisors to effectively launch and maintain a compliant practice. Mr. Lapides also personally provides continuous and ongoing financial advice to a select group of families as well as small to mid size businesses.

Prior to his work in the RIA space, Mr. Lapides served on the Executive Team of a Private Bank and was the Managing Director of the institution’s multiple locations Wealth Management Division. The private bank was acquired by a publicly-traded company, Boston Private Financial Holdings (Ticker: BPFH). During his tenure, Mr. Lapides was responsible for strategic direction of the division and corporate communications with the parent.

From September 1998 to January 2009, Mr. Lapides was employed by Merrill Lynch Pierce Fenner & Smith where he served in both production and leadership roles over 11+ years. Mr. Lapides provided investment advice to families, small and mid size businesses and foundations and was also involved in middle market transactions. He was ultimately selected by the firm’s leadership team to become the Director of one of the firm’s largest offices. Mr. Lapides was responsible for all aspects of the operation with little supervision.

From April 1994 to September 1998, Mr. Lapides was employed by Joyride, Inc., a company he founded to engaged in manufacturing bicycles and sporting goods produced in Taiwan and distributed throughout hubs in the United States, Japan, Australia and Europe. The business was also engaged in establishing joint ventures between U.S. and Chinese businesses in a variety of industries. The business was successfully sold in 1998.

From May 1991 to March 1994, Mr. Lapides was employed by Transcolor Corporation, in Garden Grove, California, the nation’s largest apparel screen printer. He initially served in a sales and marketing capacity and ultimately served as President.

Mr. Lapides currently maintains his FINRA Series 7, 66, 9, 10, 23, Life Health and VA licenses and CFP® designation. Mr. Lapides earned a Bachelors of Science in Business and Economics in May 1991 from Lehigh University and became a College of Financial Planning certificant in July 2005.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. Not applicable.

(b) Pro forma financial information. Not applicable.

(c) Shell company transaction. Not applicable.

(d) Exhibits.

Exhibit No.	Identification of Exhibit
10.1*	Letter of resignation as a director by John E. Baker, dated January 9, 2014.

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* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2014.		VR HOLDINGS, INC.

	By:	/s/ Matthew A. Lapides
Matthew A. Lapides, Chief Executive Officer